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Exhibit 32

Certification of Co-Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Guitar Center, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2004	/s/ LARRY THOMAS Larry Thomas Co-Chief Executive Officer

Certification of Co-Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Guitar Center, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2004	/s/ MARTY ALBERTSON Marty Alberston Co-Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Guitar Center, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2004	/s/ BRUCE ROSS Bruce Ross Chief Financial Officer

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  Exhibit 32